EXHIBIT 99.1

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!  MALT0304B.CDI  WHOLE_LOAN
!
!! Created by Intex Deal Maker v3.4.015  ,  subroutines 3.0d
!!   06/06/2003   5:51 PM
!
!  Modeled in the Intex CMO Modeling Language, (W0897418)
!  which is copyright (c) 2002 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.
!
  DEFINE PREPAY PPC RISE_PERS 12 START_CPR 4 END_CPR 16
!
  PASS_THRU_RATE 6.25
!
  DEFINE CONSTANT #OrigCollBal = 52597274.94
!
  DEFINE CONSTANT #OrigBondBal = 52597274.94
!
  GROUP "PREM" SUBSET ( POOL("NETRATE") GT 6.25 + 1e-8 ); = 0
  GROUP "DISC" SUBSET ( POOL("NETRATE") LE 6.25 + 1e-8 ); = 0
  DEFINE COLLAT SUM GROUP "PREM" #BegPremBal = ( Loan("PREVBAL") * (Loan("NETRATE") - 6.25) / 6)
  DEFINE COLLAT SUM GROUP "PREM" #EndPremBal = ( Loan("CURBAL") * (Loan("NETRATE") - 6.25) / 6)
!
!
       FULL_DEALNAME:    MALT0304B
!
       DEAL SIZE:        $ 52597274.94
       PRICING SPEED:    100% PPC
!      ISSUE DATE:       20030501
       SETTLEMENT DATE:  20030529
!

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20030501 _
       DEAL_FIRSTPAY_DATE         20030625
!
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate  = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
TOLERANCE XRS_BAL 5.00
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
!
Tranche "PO" SEN_XRS_PO
   Block $ 149058.54 at 0  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "2AX" SEN_WAC_IO
   Block $ 4990182.35 AT 6 NOTIONAL WITH FORMULA   _
    BEGIN ( IF COLL_PREV_BAL("PREM") GT .01  _
            THEN #BegPremBal  _
            ELSE 0 ); _
    END   ( IF COLL_BAL("PREM") GT .01  _
            THEN #EndPremBal  _
            ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "Ghost" SEN_FIX
   Block $ 52448216.40 at 0  FREQ M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20030501  Next 20030625
!
Tranche "R" JUN_RES
   Block $ 52597274.94 at 0 NOTIONAL WITH GROUP 0 SURPLUS _
         DAYCOUNT 30360 BUSINESS_DAY NONE _
         FREQ M   Delay 24  Dated 20030501  Next 20030625
!
ifdef #_CMOVER_3.0A1 _
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20030501 Next 20030625 Settle 20030529
!
  CLASS "PO" SHORTFALL_PAYBACK ALLOCATION TRUE _
                    NO_BUILD_TRANCHE _
             WRITEDOWN_LIMIT BALANCE _
             (XRS_FRAC("COLL_ENDBAL",1) * COLL_BAL ); _
               = "PO#1"
  CLASS "2AX"    NO_BUILD_TRANCHE _
                    = "2AX#1"
  CLASS "Ghost"     NO_BUILD_TRANCHE _
                    = "Ghost"
  CLASS "RESID"    NO_BUILD_TRANCHE _
                    = "R"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                   = "2AX" "PO" "Ghost"  "RESID"
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
    Tranche      Cusip         Stated Maturity
    PO            XXXXXXXXX     20330325
    2AX           XXXXXXXXX     20330325
!
!
 CMO Block Payment Rules
------------------------------------
!
 calculate:  "PO" _
  NO_CHECK SCHEDULED       FRACTION             = XRS_PO_SCHED , _
  NO_CHECK PREPAY          FRACTION             = XRS_PO_PREPAY , _
  NO_CHECK RECOVER         AMOUNT     LIMIT #V = XRS_PO_RECOVER * DELINQ_RECOVER
!
  calculate :   V0 = 1 - XRS_PO_SCHED
  calculate :   V1 = 1 - XRS_PO_PREPAY
  calculate :   V2 = 1 - XRS_PO_RECOVER
!
  calculate :  "Ghost" _
 NO_CHECK  SCHEDULED   FRACTION           = V0; _
 NO_CHECK  PREPAY      FRACTION           = V1; _
 NO_CHECK  LIQUIDATE   FRACTION           = V2
!
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ("Ghost"; "2AX" )
         pay :  CLASS INTSHORT  PRO_RATA ("Ghost"; "2AX" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "PO", "Ghost" )
------------------------------------
        from :  CLASS ( "PO" )
         pay :  SEQUENTIAL ( "PO#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "Ghost" )
         pay :  SEQUENTIAL ( "Ghost#1" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  AS_INTEREST ( "Ghost" )
------------------------------------
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030501    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term
!! BEGINNING OF COLLATERAL
M   1   WL  MX  WAC    6.301723 (  3823158.88 /  3823158.88 );   3823158.88  0.2954       0.2954        358:2  358:2  360 NO_CHECK
M   2   WL  MX  WAC  7.16437404 ( 48774116.06 / 48774116.06 );  48774116.06  0.3005014264 0.3005014264  358:2  358:2  360 NO_CHECK
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